Petroleum Development Corporation
The Oil & Gas Conference
August 20-23, 2007
Denver
Steven R. Williams, Chairman & CEO
Thomas E. Riley, President
NASDAQ GSM:PETD

Forward Looking Statements
This information contains predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, drilling and operating risks, risks related to exploration and development, uncertainties about the estimates of reserves, competition, government regulation and the ability of the Company to meet its stated business goals.

Contact Information
Investor Relations
Petroleum Development Corporation
120 Genesis Boulevard, PO Box 26
Bridgeport, West Virginia 26330
Phone: 304.842.3597
Fax: 304.842.0913
www.petd.com

Company Snapshot
➢ Market Cap (08/09/07)	✓ Approx. $700 Million
➢ Proved Reserves (12/31/06)	✓ 323 Bcfe (2006 58% PD)
▪ 500+ Bcfe (2007E)
➢ Production (2006)	✓ 16.9 Bcfe
▪ 28 Bcfe (2007E)
➢ Production Profile (2Q07)	✓ 78% N. Gas/ 22% Oil
➢ Rocky Mountains	✓ 85%+ (2007)
➢ Diluted Average Shares Outstanding (2007)	✓ 14,860,000
▪ (Down 8%)

Core Operating Areas
➢	Rocky Mountains
▪	2006 Proved Reserves: 265.5 Bcfe
▪	2006 Production: 14.1 Bcfe
▪	2007E Production: 24 Bcfe
➢	Michigan Basin
▪	2006 Proved Reserves: 21.2 Bcfe
▪	2006 Production: 1.4 Bcfe
▪	2007E Production: 1.8 Bcfe
➢	Appalachian Basin
▪	2006 Proved Reserves: 36.0 Bcfe
▪	2006 Production: 1.5 Bcfe
▪	2007E Production: 2.6 Bcfe

See slide 2 regarding Forward Looking Statements

Acquisitions Summary
➢	Proceeds from 2006 lease sale funded $209 Million in acquisitions ($191 Million Like-kind exchange tax deferred)
▪	During December 2006 and January 2007
▪	3P reserves acquired total an estimated 153 Bcfe (84% proved)
▪	Acquisitions primarily in existing operating areas
✓	Wattenberg Field, DJ Basin Colorado
✓	Appalachian and Michigan Basins
➢	Additional properties acquired in February 2007
▪	Estimated 26.6 Bcfe proved and probable reserves
▪	$11.8 million purchase price

See slide 2 regarding Forward Looking Statements

Increasing Production
{Graphic}

Increasing Estimated Proved Reserves
{Graphic}

Energy Market Exposure
Percentage of Production by Market (Based on Mcfe)
Oil	21.7%
Northern Border	0.5%
Mid-continent	15.9%
Colorado Liquids	3.7%
Nymex	12.4%
Michigan	8.5%
Colorado Interstate	37.2%

See slide 2 regarding Forward Looking Statements

CIG Basis
{Graphic}

General Changes to 2007 Operational Plan
➢	Increased net Grand Valley wells
➢	Reduced net Wattenberg wells
▪	Originally modeled Codell only completions; actual wells are multi-zone completions (J-sand, Codell and Niobrara, as appropriate)
▪	Increased CAPEX in Codell refracs and Niobrara recompletions
➢	Reduced activity level in ND and reallocated capital

See slide 2 regarding Forward Looking Statements

2007 Actual vs. Production Forecast
2007 Production Forecast
➢	2007 Estimates
▪	Production of 28 Bcfe
▪	Exit Rate of 100 Mmcfe/d

Mid-year production increase from:
➢	Late 2Q2007 Garden Gulch compression facility start-up (Grand Valley)
▪	Gross capacity increased from 17 to 50 Mmcf/d
▪	Reduced line pressure in Grand Valley
▪	Addition of new wells in all producing areas of the Rocky Mountain Region

See slide 2 regarding Forward Looking Statements

Production Rate Progression
{Graphic}

Drilling Activity
{Graphic}

Grand Valley Field
Piceance Basin, Colorado

2007 Plan
➢	July 2007 net daily production 27 Mmcfe/d (2006 exit rate was 15.4 Mmcfe/d)
➢	Approximately 355 net locations on 10-acre spacing
▪	148 net PUD locations
▪	207 remaining unproved locations
➢	Drill 41 net wells
▪	50 Bcfe added by drilling
▪	$93 Million D&C cost

See slide 2 regarding Forward Looking Statements

Grand Valley Achievements
Reduced drilling time
➢	Valley wells drilled in 11 days (2007) vs 18 days (2005)
➢	Mesa top directional wells drilled in 15 days (2007)

Improved Completion Design
➢	Slick Water Fracs– cleaner, non-gelled fluid results in improved EURS
➢	20% increase of per-well EURs from 1.25 to 1.5 Bcfe
➢	Increase IP rate from 820 to 1,100 Mcfd

See slide 2 regarding Forward Looking Statements

Wattenberg Field
DJ Basin, Colorado
➢	July 2007 net daily production 28 Mmcfe/d (2006 net exit rate 18.6 Mmcfe/d)
➢	9,000 acres available for drilling
➢	Over undeveloped 450 locations
▪	154 40 acre PUD locations
▪	Over 300 remaining other locations (Rule 318A and other)
▪	800 Codell and/or Niobrara refracs

See slide 2 regarding Forward Looking Statements

Wattenberg Field
DJ Basin, Colorado
2007 Plan
➢	Drill 108 net wells
▪	Add estimated 34 Bcfe drilling reserves
▪	Shifted focus from single zone to multi-zone completions (J-sands, Codell, & Niobrara)
➢	164 re-completions and re-fracs
▪	Some booked and some reserve additions
➢	$86 Million D&C cost

See slide 2 regarding Forward Looking Statements

NECO Field Area
Eastern DJ Basin, Colorado
➢	July net daily production 11.6 Mmcfe/d (2006 net exit rate 8.5 Mmcfe/d)
➢	29,160 acres available for drilling
➢	8 defined structures (3D and 2D seismic)
➢	100 PUD locations
➢	200 potential locations

NECO Field Area
Eastern DJ Basin, Colorado
2007 Plan
➢	Drill 141 wells, PDC 100% WI
➢	31 Bcfe added by drilling
➢	$33 Million D&C cost
➢	Acquiring 50 square miles of additional 3D seismic
▪	Potential addition of 100-200 locations

See slide 2 regarding Forward Looking Statements

Appalachian and Michigan Operation Areas

	Appalachian	Michigan
Operated Wells	1365	206
2006 YE Proved Reserves	36.0 Bcfe	21.2 Bcfe
2007 Acquisition Proved Reserves *	30.1 Bcfe	4.6 Bcfe
% of 2006 YE Proved	84%	22%
2007E Production*	2.6 Bcfe	1.8 Bcfe
Increase from 2006*	86%	20%
July 2007 Net Daily Production	6.2 Mmcfe/d	4.5 Mmcfe/d

See slide 2 regarding Forward Looking Statements

Continuing Our Success
➢	Low-risk resource plays
➢	Strong development inventory
▪	Piceance, Wattenberg and Neco all have significant proved and unproved potential
➢	Proven multi-basin operator
▪	Barnett shale activity planned
➢	Strong balance sheet
➢	Skilled and experienced management and technical team

See slide 2 regarding Forward Looking Statements

Petroleum Development Corporation
The Oil & Gas Conference
August 20-23, 2007
Denver
Steven R. Williams, Chairman & CEO
Thomas E. Riley, President
NASDAQ GSM:PETD